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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2007

                         BENEFICIAL MUTUAL BANCORP, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 1-33476            56-2480744
         -------------                 -------            ----------
(State or other jurisdiction of      (Commission         (IRS Employer
incorporation or organization)       File Number)        Identification No.)

               510 Walnut Street, Philadelphia, Pennsylvania 19106
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               (Address of principal executive offices) (Zip Code)

                                 (215) 864-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On October 2, 2007, Beneficial Mutual Bancorp, Inc. (the "Company") issued a press release announcing that its Board of Directors authorized the Company to file a waiver request with the Office of Thrift Supervision requesting permission for the Company to repurchase up to five percent of the outstanding shares of its common stock during the first year following the Company's initial public minority stock offering. For more information, reference is made to the Company's press release dated October 2, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

          (d)   Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release Dated October 2, 2007




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BENEFICIAL MUTUAL BANCORP, INC.


Date:  October 2, 2007                  By: /s/ Joseph F. Conners
                                            ------------------------------------
                                            Joseph F. Conners
                                            Executive Vice President and
                                               Chief Financial Officer